UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2007

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our real estate lending program and operational challenges inherent in implementing this expansion strategy, fluctuations in interest rates and changes in the relative differences between short- and long-term interest rates, levels of nonperforming assets and other loans of concern, and operating results, the economic impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below is material to be presented at ITLA Capital Corporation's Annual Meeting of Stockholders on August 1, 2007.

TRANSCRIPT OF PRESENTATION

(CHARTS REFERENCED IN TRANSCRIPT APPEAR IMMEDIATELY FOLLOWING TRANSCRIPT)

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connected to our customer

Brad Hatcher: "What I like about ICB is they are, you know, very very good at what they do. They understand the borrower's mind set. Whenever I have transactions that are difficult and they need somebody to understand and embrace and understand what the borrower wants, Imperial Capital is where I like to go.

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Brad Hatcher
LJ Melody CBRE

There are not departments, there are always people working your deal so if we need an answer, we can get it very quickly. My last deal I did with ICB, we closed it in less than a month. A normal bank couldn't do that. I think they are very different in the market place because they will create a program for your borrower and for whatever type of loan you need. Whereas lot of banks are very stiff and rigid and if you don't follow the guidelines or go by the book, it's not going to happen and they tell you that, where Imperial Capital says we'll figure it out and will make it work.'"

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The Lab, Linda Sadeghi Eisenberg Investments, Jerry Eisenberg Mastroddi Construction, Vincent Mastroddi Tress Property Management, Moshe Tress BMC Capital, Steve Seiling LJ Melody CBRE, Brad Hatcher The Houston Group/Realty Advisors, Inc., Arnie Azios The Houston Group/Realty Advisors, Inc., Larry Peters Collier Financial Resources, J.R. Collier Rob Wolf and Associates, Inc., Rob Wolf First Pacific, Jack Nissim Shashikant Jogani I See You, LLC Alterra Capital Group, LLC, Adam Singer First American Funding ,LLC, Mark Marashi American Banker Mortgage, John Dundee 10 Section LP, James M. Manley Sperry Van Ness, Juliana Vaughn Ergur Real Estate Group, Inc., Koray Ergur

(GRAPHICS) ITLA Logo (ITLA CAPITAL CORPORATION)

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George Haligowski on Roof of Glendale Office

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2006
George Haligowski: 2006 marked the third full year in the development of our national real estate lending platform.

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38% of the commercial real estate production and 76% of multi-family production is outside of California.

George Haligowski: With almost half of our 2006 commercial and multi-family real estate loan portfolio now secured by properties outside of California.

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George Haligowski
Chairman of the Board
President and CEO

George Haligowski: In fact, our national business is having a greater impact than ever on our overall financial performance and the geographical diversification of our loan portfolio.

Sky Lobby ICB New York

George Haligowski: ICB has proven to be a unequally nimble and un-bureaucratic financial institution in each of the communities that we serve across the nation.

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Map of the United States

George Haligowski: Despite our growing size, we continue to be able to deliver with speed of execution and personalized service that separates us from the major bank brands.

NY Stock Exchange Wall Street

George Haligowski: Most significantly, 2006 marked another bench mark year for the company as ITLA stock was listed on the big board December 29th of 2006, further underscoring how the company has financially evolved having met the stringent requirements of the New York Stock Exchange.

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Roof of Glendale Office

George Haligowski: This is a remarkable accomplishment from our modest beginnings as a thrift and loan company at the time of our IPO a little over a decade ago.

Glendale Branch
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ACROSS THE NATION COAST TO COAST CONNECTED TO OUR CUSTOMER

George Haligowski: Despite this phenomenal growth and expansion, we have not lost track of what makes us different from any other bank. Our customers and our customer service which year after year separates us from the competition.

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Drive "Across the Country"

George Haligowski: For the first time ever, we have gone across the United States to talk one-on-one with our customers who have helped us become who we are today.

Glendale Office to Times Square

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Brooklyn, New York
Vincent Mastroddi
Mastroddi Construction

Vincent Mastroddi: Today I can't think of a bank I have done business with where decisions are not made by a faceless committee. All the decisions and all of the interaction I have had has been one on one with people I know on a first name basis. I needed to get started as quick as possible and the bank approved the loan in a very timely fashion. They actually laid out a safety net that going into it, I knew what it would cost to buy the property and the how much the

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construction cost would be. It is almost like they guarantee you success because they have the education that you may be lacking in certain areas and in today's market for national bank that treats you like that is almost unheard of.

George Haligowski: That's great.

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Rockefeller Center
New York, New York

Moshe Tress
Tress Property Management

Moshe Tress: Today's marketplace the way the realty trends are going, properties that makes sense to purchase today are properties that haven't recognize their value. We need the right type of lender who understands that as well and works with you. I found that Imperial Capital is that lender.

George Haligowski: Moshe, what makes us different from your other banks?

Moshe Tress: A promise is delivered, customer satisfaction is No 1 priority and you feel it on a daily basis...what they say is what they deliver. Which is a rarity again in today's market place. I found a great partner in your bank, Imperial Capital and I appreciate that...

George Haligowski: It's been pleasure doing business with you.

Moshe Tress: Same here, thank you.

George: See you around on the next loan.

New York Montage
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Connected To Our Customer Across The Nation

(GRAPHICS)CHART 1 -- Net Income

Narrator Voice Over (VO): With its 11th straight year of record profitability from core operations, reporting $26.9 million in net income, ITLA delivered $4.71 per share earnings, exceeding Wall Street Analyst consensus.

This resulted in a 12 and 17 percent increase in net income and earnings per share, respectively, over 2005.

(GRAPHICS)CHART 2 -- Imperial Capital Bank Offices

Narrator VO: ITLA continued to expand its national lending platform, serving a growing customer base through 23 lending offices located in 16 states and opening the Houston regional office as well as receiving regulatory approval for its Baltimore, Maryland depository branch expected to be operating in the first quarter of 2007.

Times Square
New York, New York.

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Houston, Texas

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Skyline shot of Houston

George Haligowski: So what is it about ICB to you loan brokers that separates us from the competition, especially here in Texas where you have a lot of banks to choose from?

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ICB Office in Houston
Houston, Texas
Steve Seiling BMC Capital

Steve Seiling: You tend to be more competitive. ICB tends to be more aggressive and creative.

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Brad Hatcher LJ MELODY CBRE

Brad Hatcher: Especially on the tougher transactions, you all understand how each transaction tells a story.

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Skyline shot of Houston
Houston, Texas

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Arnie Azios
President & Chief Operating Officer
The Houston Group / Realty Advisors, Inc.

Arnie Azios: Because you are flexible and creative when you need to be and most importantly when you need to make your loan you can be and our clients can be sure that it's going to close.

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Larry Peters
Executive Vice President
The Houston Group / Realty Advisors, Inc.

Larry Peters: George I think it is about the personal relationships. Once you find the person and a lender who does what they say they'll do, you go back again and again. I also think ICB takes the time to understand the asset. ICB digs into the deal and they understand it before they commit to it.

George Haligowski: Well we really appreciate your business and I'm looking forward to having a next big loan from you guys. Let's go ahead and take a look at another opportunity.

Arnie Azios: Good. Let's do that.

Montage
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NATIONAL PERFORMANCE

(GRAPHICS) CHART 3 -- Summary of Annual Loan Production

Narrator VO: ITLA's 2006 annual loan production of approximately $1.6 billion, including over $1 billion of internal origination marked the highest level of organic loan production in the Company's 32 year history.

50% of ITLA's real estate loan origination was generated by real estate loan production offices outside of California.

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With 70% of ITLA's real estate loan origination consisting of higher yielding CRE product.

Approximately $500 million of loan portfolio purchases were through secondary marketing operations supporting internal asset originations.

(GRAPHICS)CHART 4 -- Asset Growth-Total Assets

Narrator VO: In 2006, total assets increased over $350 million to $3.4 billion at December 31, 2006. Achieving 12% growth rate while experiencing an annualized CPR of almost 30% during 2006.

(VIDEO) Aerial shot of Los Angeles

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CONNECTED TO OUR CUSTOMER

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Costa Mesa, California

Linda Sadeghi: Hi George.

George Haligowski: Hi Linda, how've you been?

Linda Sedeghi: I am fine, thank you. Welcome to Orange County.

George Haligowski: Well thank you, it's nice to be here.

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Linda Sadeghi - President The Lab

Linda Sedeghi: I'd love to show you The Lab.

George Haligowski: Please.

Linda Sedeghi: Ok, let's go.

George Haligowski: Linda, as a retail banking customer of Imperial, you virtually have any bank in Orange County to choose from. Why did you pick us?

Linda Sedeghi: I think initially because of your phenomenal CD rates that attracted us as the savings institutions and then after that once we got to know your banking staff the phenomenal customer service and being a very entrepreneurial type of business here in Orange County, we really value that personal relationship. I need a bank who can pick up the phone and call me. Imperial has proven themselves time and time again.

George Haligowski: Well that's great. Glad to hear that.

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West Hollywood, California
George Haligowski: Jerry, how are you?

Jerry Eisenberg: I am great George. Welcome to our new 19-unit project in West Hollywood.

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Jerry Eisenberg
Eisenberg Investments

George Haligowski: It's nice to be here. Jerry, let me ask you a question. With all the national banks you could have chosen to finance this project of yours, why did you choose Imperial?

Jerry Eisenberg: When we were starting off, Imperial took a chance on us. We're loyal we're going to stick with you guys and besides that, it's a really easy bank to work with there's not multiple layers of staff we can get right to the decision maker and the people we work with live in the communities we build. It was a pleasure to do business with you guys.

George Haligowski: We hope to do business with you again.

Jerry Eisenberg: I am sure you will.

George Haligowski: Thank you very much.

Jerry Eisenberg: Thanks George.

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Glendale, California
Glendale Branch

John Yateem - retail banking customer

George Haligowski: Hi, George Haligowski, the chairman of the bank. I just wanted to thank you for your deposits. We appreciate your business very much.

John Yateem: Thank you very much.

Female Executive: George this is Maria and John. They transferred their accounts about two years ago from one of our national competitors.

George Haligowski: Great. I am always glad to hear that.

John Yateem: Yeah, we're happy also. The staff here is...is one of the best, they are very fast and courteous and they are knowledgeable with different services the bank offers and I also I find that basically spend enough time with us that they make us feel like one of their family.

George Haligowski: Great. John, well it is a pleasure to be of service to you and once again thank you for your deposits.

John Yateem: Thank you.

George Haligowski: Maria, pleasure to meet you. Thank you.

Montage
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Coast To Coast

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NASDAQ BUILDING
(GRAPHICS) CHART 5 -- Stock Price Performance

Narrator VO: ITLA stock closed the year with a share price of $57.91, and posted an increase in share price of over (18%) during 2006.

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While it maintained market capitalization of approximately $300 million, ITLA continued to outperform the NASDAQ composite index in excess of 350% since 2000.

(GRAPHICS) CHART 6 -- Efficiency Ratio Comparison

Narrator VO: With 260 full time associates, the company's national lending platform produced one billion dollars of loans during 2006, making ICB one of the most efficient banks in the country. Over twice the revenue and assets per associate than its peer group.

Times Square

George Haligowski: 2006 was a stellar year marked by our national expansion and our knowledgeable sales associates with a proven record of making deals work. It was further evidenced by our expansion into the Houston market by our opening our area office there and in addition receiving regulatory approval for opening our first depository branch outside California, in Baltimore, Maryland.

New York Stock Exchange Wall Street

This has also been a benchmark year because of our new listing on the New York Stock Exchange. Now a $3.4 billion dollar financial institution we have clearly demonstrated our commitment to transforming ourselves from a West coast bank to a national powerhouse, recording the highest level of internal production in our history.

Glendale Helipad

George Haligowski: With over $1 billion dollars in originations and total production of $1.6 billion dollars. A long way from our roots as a Western states lender with total assets of only $500 million back in 1995.

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The Lab, Linda Sadeghi Eisenberg Investments, Jerry Eisenberg Mastroddi Construction, Vincent Mastroddi Tress Property Management, Moshe Tress BMC Capital, Steve Seiling LJ Melody CBRE, Brad Hatcher The Houston Group/Realty Advisors, Inc., Arnie Azios The Houston Group/Realty Advisors, Inc., Larry Peters Collier Financial Resources, J.R. Collier Rob Wolf and Associates, Inc., Rob Wolf First Pacific, Jack Nissim Shashikant Jogani I See You, LLC Alterra Capital Group, LLC, Adam Singer First American Funding ,LLC, Mark Marashi American Banker Mortgage, John Dundee 10 Section LP, James M. Manley Sperry Van Ness, Juliana Vaughn Ergur Real Estate Group, Inc., Koray Ergur

Narrator V.O. Expanding our horizons while Transforming Enterprises, Facilitating Growth, Providing Opportunities... Building Businesses. ITLA ...

High performance Banking...coast-to-coast and across the nation.

(GRAPHICS) ITLA Logo (ITLA CAPITAL CORPORATION)

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As of December 29, 2006, ITLA is traded on the NYSE under the ticker symbol "IMP"

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CHART 2

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CHART 3

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CHART 4

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CHART 5

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CHART 6

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	August 1, 2007	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer